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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

Date of Report (Date of earliest event reported):

May 16, 2001


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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)

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            Delaware                                           59-2913586
            --------                                     ----------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)

                                    0-20135
                                    -------
                            (Commission File Number)


                               One Intermedia Way
                                Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)


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ITEM 5.  Other Events

         On May 15, 2001, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., filed an Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

Exhibit 99.1 Quarterly Report on Form 10-Q of Digex, Incorporated for the quarter ended March 31, 2001 (as filed with the United States Securities and Exchange Commission on May 15, 2001).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 17, 2001


                        INTERMEDIA COMMUNICATIONS, INC.
                                  (Registrant)

                                /S/ Robert M. Manning
                                --------------------------------------------
                                              Robert M. Manning
                              Senior Vice President and Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
No.                                      Description                                         Page

99.1 Quarterly Report on Form 10-Q of Digex, Incorporated, for the quarter ended March 31, 2001 (as filed with the United
                  States Securities and Exchange Commission on May 15, 2001).